Exhibit 10.8

                              ASSIGNMENT AGREEMENT

This Agreement made as of the 23 day of January,2007.



BETWEEN:

     CANAMEX CORPORATION,a Company duly incorporated pursuant to the laws of the Country of Mexico, formed in Tecate, registered in Mexico City #4/4955 with Tax # E 4191064, having its business office at 188 Av Pipila FCTO, Buenaventura C.P. 22880, Ensenada, Baja California North.

     (Hereinafter referred to as "Canamex")

AND:

     STEPHEN L. SMITH, a Businessman as well as President and major shareholder of Canamex, situated in Mexico having residence at 188 Av Pipila FCTO, Buenaventura C.P. 22880, Ensenada, Baja California North.

     (Hereinafter referred to as "Steve Smith")


AND:

     GEMCO MINERALS, INC., a Company duly incorporated in the State of Florida Having its business office at Suite 203 -20189 56* Avenue Langley, BC. Canada V3A3Y6

     (Hereinafter referred to as "Gemco")


WHEREAS Steve Smith as the President of Canamex, a Mexican mining company, has on behalf of that company acquired an agreement with certain individuals who have the right to the mining claims referred to on the attached document and referred to as the La Guadalupana and La Gaudalupana 2, and

WHEREAS Gemco has significant contacts and clients in the industrial mineral industry, and precious inetal aSd is itttereffled in acquiring this interest held by Steve Smith and Canamex.

NOW THEREFORE IN CSONSIDERATION of the sum of $10.00 US and other good and valuable consideration, paid by each party to the other parties to this Agreement, the receipt and sufficiency whereof is hereby acknowledged by all of the parties hereto, and the mutual promises and covenants hereinafter set out, the Parties agree as follows:


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                                                                    Page 2 of 3

1. Canamex will assign to Gemco 100% of its interest in the attached agreement dated July 17, 2005 and a dated and executed agreement translated in English between itself and Rosendo Rocha Orozco and Alfonso Felix Delgado (the "Guadalupana Agreement"), attached as schedule "A".

2. Gemco will pay to Canamex (1.5%) percent and Terry Plummer (1.5 %) percent of the net cash receipts after all operating expenses, derived from the sale of all industrial minerals extracted from the claim referred to in the Guadalupana Agreement, within 15 days of the end of each quarter, and

3. Gemco will pay to Canamex (1,5%) percent and Terry Plummer (1.5%) percent of the net cash receipts after aft operating expenses, (derived from the Net Smelter Return of precious metals extracted from the claim) referred to in the Guadalupana Agreement, within 15 days of the end of each quarter. The said amounts will continue until the Guadalupana site is economically exhausted or at the discretion of Gemco.

4. Gemco agrees with Canamex that the Tio2 fine sand metal process research is to be paid on a cost sharing basis and once the testing is complete then the parties will enter into a separate contractual agreement with terms and conditions set out at the time.

5. Gemco will agree to allot from treasury, Rule 144 restricted shares, 150,000 shares to Terry Plummer and 150,000 shares to Steve Smith and or jointly to a total of 300,000 shares, as further consideration. Such shares will be held at Terry Plummers Attorney in trust until such time that Gemco has completed all of its due diligence process at the Guadalupana site, and not limited to other requirements that may be deemed and necessary to make the Guadalupana a viable commercial project. Gemco will release the shares within fifteen days upon receiving such approvals.

6. Steve Smith hereby agrees to provide materials, documents and other information that may be required by Gemco or its attorneys to assist in the conclusion of events intended by the Agreement.

7. Upon the execution of a formal binding agreement referred to in No. 7 herein, Gemco, will make preparation to commence testing on the Guadalupana Claims to ascertain the commercial viability of the said claims, mainly of its industrial minerals and other valued products. In doing so, Gemco will utilize the services of Steve Smith and Canamex at a negotiated contract price as follows:

- $1,500.00 (US) per month upon the commencement of the testing stage at the Guadalupana site.

-    post-production with saleable product - $2,000.00 (US) per month

- Such an employment arrangement shall be valid for a period of one year 6om the date above and may be renegotiated after the first year.


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8. This agreement shall endure to the benefit of and shall be binding upon all parties to this Agreement, as well as their heirs, executors, administrators and assigns.



9. Time shall be the essence of this agreement and that the terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communication.











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IN WITNESS WHEROF that all Parties and body Corporate have duly executed this agreement This 23 day of January, 2007.

CANAMEX CORPORATION:

/S/ STEVE SMITH                     Witness:       Signature
Authorized Signatory
                                                   /S/GUADALUPE BERRELLEZA
                                                   -----------------------
                                                   Print Name

                                                   GAUDALUPE BERRELLEZA
                                                   Address

                                                   Pipila # 188

GEMCO MINERALS, INC:

/S/ TOM HATTON                      Witness:
--------------
Tom Hatton, President (Authorized Signatory)
                                                   /S/JUDY MOORING
                                                   -----------------------
                                                   Signature

                                                   JUDY MOORING
                                                   Print Name

                                                   Box 111, Wells, B.C. V0K 2R8
                                                   Address

STEPHEN L. SMITH

/S/ STEPHEN L. SMITH                Witness:
---------------------------
STEPHEN L. SMITH
                                                   /S/GUADALUPE BERRELLEZA
                                                   -----------------------
                                                   Signature

                                                   GUADALUPE BERRELLEZA
                                                   Print Name

                                                   Pipilo # 188
                                                   Address




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                              MINERA CANAMEX, S.A.
              AV. PIPILA No. 188, FCTO. BUENAVENTURA, ENSENADA B.C.


                                                  ENSENADA.B.C. JULI017 DEL 2005

CARTA DE INTENCION entre MINERA CANAMEX, S. A. y Los senores Rosendo Rocha Orozco y Alfonso Felix Delgado, propietarios de los lotes minaros La Guadalupana y La guadalupana 2.

1).- Los senores Rosendo Rocha Orozco y Alfonso Felix Dolgado. Aceptan el 10% de las utilidaes que se obtengan por la extraocion de los metals en las arenas, y el 3% N.S.R. (Net Smelter Return), de lo que se obtenga de las rocas.

2).- Otongar un period de tiempo de aproximadmente quarto meses on el tiempo necesario par obtener los permisos y reatizar las pruebas pertinentes.

3).- Hay agua y eletricidad en el lugar.

4).- Una vez realizadas todas las pruebas y obtenidos los permisos, se realizara un contrato, bajo el acuerdo del punto numero 1 (uno), de esta carta de intencion, siendo esta uno del los puntos en dicho contrato. Estando de acuardo que al momento de la firma de este, Minera Canamex, S.A., entregara a los Senores Rosendo Rocha Orozco y Alfonso Felix Delgado, La Cantidad de $20,000 (veinte Mil) U.S.A. dolares.





/S/ROSENDO ROCHA OROZCO                               /S/ALFONSO FELIX DELGADO
-----------------------                               ------------------------
ROSENDO ROCHA OROZCO                                  ALFONSO FELIX DELGADO
PROPIETARIO LOTES MINEROS                             PROPIETARIO LOTES MINEROS



                               /S/STEPHEN L. SMITH
                               -------------------
                              STEPHEN LEONARD SMITH
                    REPRESENTANTE LEGAL MINERA CANAMEX, S.A.


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